                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
     Pre-Effective Amendment No.            [_]
     Post-Effective Amendment No. 7         [X]
                                 ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]

     Amendment No. 9                        [X]
                  ---

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                              477 Jericho Turnpike
                             Syosset, New York 11791
                    (Address of principal executive offices)

                                 (516) 390-5555
                          Registrant's Telephone Number

                                Mr. David Lerner
                              SSH Securities, Inc.
                              477 Jericho Turnpike
                             Syosset, New York 11791
                     (Name and address of Agent for Service)

                                   Copies to:

                             Stephanie Djinis, Esq.
                         1749 Old Meadow Road, Suite 310
                             McLean, Virginia 22102

It is proposed that this filing will become effective (check appropriate box).

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[x] on August 1, 2002 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_] on (date) pursuant to paragraph (a)(2) of Rule 485

[LOGO]        SPIRIT
            OF AMERCIA
          Investment Fund



                          Spirit of America Value Fund

                                   Prospectus
                                 August 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]     SPIRIT
         OF AMERICA
       Investment Fund

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
 A SUMMARY OF THE FUND...................................................   2
 FEES AND EXPENSES OF THE FUND...........................................   3
   Example...............................................................   3
 INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS   4
 MANAGEMENT OF THE FUND..................................................   5
   Investment Adviser....................................................   5
   Portfolio Manager.....................................................   5
 PRICING FUND SHARES.....................................................   5
 HOW TO PURCHASE SHARES..................................................   6
   General...............................................................   6
   Purchases by Mail.....................................................   6
   Purchases by Wire.....................................................   6
   Purchases through Broker-Dealers......................................   7
   Purchases by Telephone................................................   7
   Subsequent Investments................................................   7
 DISTRIBUTION ARRANGEMENTS...............................................   8
   Rule 12b-1 Plan.......................................................   8
   Fund Shares...........................................................   8
   Sale of Fund Shares...................................................   8
   Reduced Sales Charges.................................................   9
   Sales at Net Asset Value..............................................   9
 HOW TO REDEEM SHARES....................................................  10
   Redemption by Mail....................................................  10
   Redemption by Telephone...............................................  10
   General Redemption Information........................................  11
   Minimum Balances......................................................  11
   Exchange of Shares....................................................  11
 SPECIAL SERVICES........................................................  12
   Automatic Investment Plan.............................................  12
   Systematic Cash Withdrawal Plan.......................................  12
 DIVIDENDS, DISTRIBUTIONS AND TAXES......................................  12
   Dividends and Distributions...........................................  12
   U.S. Federal Income Taxes.............................................  13
 FINANCIAL HIGHLIGHTS....................................................  13

                             A SUMMARY OF THE FUND

   Investment Objective. The Spirit of America Value Fund (the "Fund") seeks to provide capital appreciation with a secondary objective of current income.

   Principal Strategies. The Fund focuses on the value segment of the U.S. equity market. The Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. Using the "value" approach, the Fund's adviser buys those securities considered to be conservatively valued relative to the securities of comparable companies.

   Investment Risks. Any investment involves risk. The risks associated with an investment in the Fund include:

  . Market Risk--The market value of the Fund's investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

  . Mid-Capitalization Company Risk--The investments in mid-capitalization companies may be more volatile than investments in larger, better capitalized companies.

  . Volatility Risk--The performance of the Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

  . The stocks purchased by the Fund, while believed by the Fund's adviser to be undervalued, may not appreciate in value as the adviser anticipates.

  . The potential loss of your investment in the Fund if the Fund depreciates in value.

What is a Value Fund?


   A value fund generally emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks will be: companies with lower debt ratios than their peer group; and companies which are undervalued vs. their intrinsic worth and future income potential. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value and dividends.


   Suitability. An investment in the Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Bar Chart and Performance Table

   Because the Fund commenced operations as of the date of this prospectus, no performance information is being presented in this prospectus. Once the Fund has a performance history of at least one calendar year, a bar chart and performance table will be included. The Fund's annual returns will also be compared to the returns of a benchmark index.

                         FEES AND EXPENSES OF THE FUND

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).............................................. 5.25%(1)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
 (as a percentage of the lesser of original purchase price or redemption proceeds) 1.00%(2)

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

             Management Fees.............................  0.97%
             Distribution and Service (12b-1) Fees.......  0.30%
             Other Expenses..............................  1.52%(3)
                                                          -----
             Total Annual Fund Operating Expenses........  2.79%
                                                          =====
             Less Fee Waiver and/or Expense Reimbursement (0.82%)
                                                          -----
             Net Annual Operating Expenses...............  1.97%(4)
                                                          =====

--------
(1) Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See "Distribution Arrangements."
(2) Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."
(3) Fee based on an estimate for current fiscal year.

(4) Spirit of America Management Corp. (the "Adviser") has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Fund until February 24, 2003. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 60 days' notice from the Adviser.


Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that:

  .   you invest $10,000 in the Fund for the time periods indicated;

  .   you redeem all of your shares at the end of those periods;

  .   your investment has a 5% return each year; and

  . the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Fund's operating expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years
                                 ------ -------
                                  $714  $1,271

   You would pay the same amount of expenses if you did not redeem your shares.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

   Investment Objectives. Capital appreciation with a secondary objective of current income.

   General. The Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. In order to achieve current income, the Fund will invest in equity securities with a proven history of paying consistent dividends.

   The investments of the Fund are publicly registered companies, which are generally listed on the New York or American Stock Exchanges or NASDAQ. The Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Fund's adviser. As part of the investment process, the Fund's adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise. The Fund is restricted from investing more than 15% of its total assets in illiquid investments or private placements of unregistered securities.

   Temporary Investments. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest in publicly traded debt instruments such as government and corporate bonds or mortgage backed securities. The Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.


   Stock Market Risks. The market value of the Fund's investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Performance of the Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates.


   Value Investing. The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.


   Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

                            MANAGEMENT OF THE FUND

Investment Adviser

   Spirit of America Management Corp. ("Spirit Management" or the "Adviser"), 477 Jericho Turnpike, Syosset, New York 11791, is the Fund's investment adviser. Spirit Management was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Spirit Management has managed the investments of the Spirit of America Real Estate Fund, another portfolio of the Company, since that Fund's inception in January of 1998 and has no other assets under management.

   Spirit Management invests the Fund's assets, manages the Fund's business affairs and supervises the Fund's day-to-day operations. Spirit Management provides the Fund with advice on buying and selling securities in accordance with the Fund's investment objective, policies and limitations. Spirit Management also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to Spirit Management's responsibilities under its investment advisory contract with the Fund.


   The Fund pays Spirit Management a fee at the annual rate of 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


Portfolio Manager

   Ronald W. Weiss, since May 1997 has been portfolio manager of the Spirit of America Real Estate Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity financing, real estate investment trusts, asset management, new investment product development and venture capital transactions for financial services firms. Most recently, Mr. Weiss was Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997. Mr. Weiss was Senior Real Estate Investment Trust Analyst and Vice President of First Albany Corporation, New York, NY from 1994 through April of 1996. Prior to that, Mr. Weiss was Managing Director and Real Estate General Counsel for Primerica Corporation, New York, NY from 1991 to 1994. From 1972 through 1990 he served as founder, Chairman and CEO of Shearson Lehman Real Estate Corporation, Executive Vice President of Shearson Lehman Brothers, Inc., and an officer and director of thirty-five Shearson subsidiary companies.

                              PRICING FUND SHARES

   Portfolio securities are valued and the net asset value per share ("NAV") of the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The NAV is computed by adding the value of the Fund's investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.

   Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

                            HOW TO PURCHASE SHARES

General

   You can purchase shares of the Fund through broker-dealers that have executed a selling agreement with the Fund's distributor, SSH Securities, Inc. (the "Distributor"). Fund shares are sold at the NAV next determined after receipt by the Fund's transfer agent, PFPC Inc. (the "Transfer Agent"), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. The minimum initial investment is $500; the minimum subsequent investment is $50. See "Distribution Arrangements."

   Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Fund's next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

   The Fund and the Transfer Agent each reserves the right to reject any purchase order in whole or in part. The Fund reserves the right to suspend the offering of its shares. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Fund will not accept checks endorsed by a third party as payment for purchase orders.

   When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require the Fund to withhold 30% of your taxable distributions and redemptions.

Purchases by Mail

   Shares may be purchased initially by completing the account application accompanying this prospectus and mailing it to the Transfer Agent, together with a check or money order payable to "Spirit of America Value Fund." The check or money order and account application should be mailed to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. If this is an initial purchase, please send a minimum of $500 (including IRA and SEP accounts).

Purchases by Wire

   To invest by wire, you must first telephone the Transfer Agent at (800) 452-4892 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406.

   If you have a commercial bank account at a member firm of the Federal Reserve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire to: Boston Safe Deposit & Trust, ABA# 011001234, Credit:
Spirit of America Value Fund, Acct#: 182095, FBO: (Insert name and your account number).

   Your bank may impose a fee for investments by wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. You may be subject to 30% withholding if the Fund does not have complete, correct taxpayer information on file as required by law.

Purchases through Broker-Dealers

   The Fund may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Fund's distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the Fund. Brokers or financial intermediaries through which an investor purchases shares of the Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Minimum investments through broker/dealers or accounts opened through a mutual fund network may apply.

   For any order to be confirmed at the current day's offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern Time on the same day. For any dealer order to be confirmed at the current day's offering price, it must be received by the dealer prior to 4:00 p.m. Eastern Time on that day, and communicated to the Transfer Agent by 5:00 p.m. Eastern Time on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern Time are confirmed at the offering price on the following business day.

Purchases by Telephone

   The Fund only accepts telephone purchases from brokers or financial intermediaries. Individuals may not make purchases by telephone.

Subsequent Investments

   You may make subsequent purchases by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments $50 for all accounts.

   When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Value Fund" and mailed to PFPC Inc., 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406. Orders to purchase shares receive the NAV calculated, on the day the Transfer Agent receives your check or money order, provided it is received before 4 p.m. Eastern Time.

   All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the purchase check has cleared, which may take up to eight business days after the purchase date.

   You may make additional investments at any time through the wire procedures described above, which must include your name and account number.

                           DISTRIBUTION ARRANGEMENTS

   The Fund charges a front-end sales load and pays a 12b-1 fee.

Rule 12b-1 Plan

   The Fund has adopted a plan of distribution (the "12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Plan permits the Fund to pay the Distributor, from the assets of the Fund, a monthly fee at an annual rate of 0.30% of the Fund's average net assets for the Distributor's services and expenses in distributing shares of the Fund ("distribution fees") and providing personal services and/or maintaining shareholder accounts ("service fees"). Since 12b-1 fees are paid out of the assets of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Shares

   The offering price for Fund shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Certain purchases of shares qualify for reduced front-end sales charges.

Sale of Fund Shares

   The sales charge you pay for shares depends on the dollar amount invested, as shown in the table below.

                                        Total Sales Charge as a Percentage of
                                        -------------------------------------
                                        Offering Price   Net Amount Invested
                                        --------------   -------------------
      Under $100,000...................     5.25%               5.54%
      $100,000 but less than $250,000..     4.50%               4.71%
      $250,000 but less than $500,000..     3.75%               3.89%
      $500,000 but less than $1,000,000     3.00%               3.09%
      $1,000,000 or more*..............        0%                  0%

--------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission may be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

   The Distributor will pay a dealer concession to those authorized dealers who have entered into an agreement with the Distributor. The dealer's concession may be changed from time to time. The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. On some occasions, such cash or incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. No sales charge is assessed on the reinvestment of dividends or distributions.

Reduced Sales Charges

   The sales charge for purchases of shares of the Fund may be reduced through rights of accumulation or letter of intent. To qualify for a reduced sales charge, you must so notify the Transfer Agent at the time of each purchase of shares which qualifies for or counts toward the reduction.

   Rights of Accumulation. If you already own shares of the Fund, reduced sales charges for additional shares are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares currently owned to the amount being invested. The reduced sales charge is applicable only to current purchases. You must notify the Transfer Agent at the time of subsequent purchase that your purchase is eligible for the right of accumulation. You must also state your account number, and whether the account is held in the name of your spouse or minor children, the age of such children, and the specific relationship of each such person to you.

   Letter of Intent. Investors may qualify for a reduced sales charge immediately by signing a non-binding letter of intent stating the intent to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the letter of intent. You must notify the Transfer Agent at the time you submit the letter of intent that prior purchases may apply. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the letter of intent has been completed. During the term of the letter of intent, the Transfer Agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the letter of intent is not purchased. The escrowed shares will be released when the full amount has been purchased. If the full amount is not purchased within the 13-month period, escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have been paid on total aggregate purchases if such purchases had been made at a single time.

Sales at Net Asset Value

   The Fund may sell shares at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of Spirit Management or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) Spirit Management, the Distributor, and their affiliates, and certain employee benefit plans for employees of Spirit Management and the Distributor; (iv) persons who establish, to the Distributor's satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and (vi) investors who redeem shares of the Fund and then decide to reinvest their redemption proceeds in additional shares of the Fund within 30 days of the date of redemption.

                             HOW TO REDEEM SHARES

   You may redeem your shares of the Fund on any business day that the NYSE is open for business. Redemptions will be effective at NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail

   You may redeem shares by submitting a written request for redemption to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. A written redemption request must: (i) identify your account name and account number;
(ii) include the name of the Fund; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address other than the address of record. When the Fund requires a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

   A redemption request will not be considered received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone

   With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

   The Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

   During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

   Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.

General Redemption Information

   When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

   Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

   The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. The Fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

   The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

   The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Minimum Balances

   Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.


Exchange of Shares



   You are permitted to exchange your shares of the Fund for Class A shares of the Spirit of America Real Estate Fund offered by the Company, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

                               SPECIAL SERVICES

Automatic Investment Plan

   You can make additional purchases of shares of the Fund through an automatic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the automatic investment plan section of the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The Fund may alter, modify or terminate this plan at any time.

Systematic Cash Withdrawal Plan

   The Fund offers a systematic cash withdrawal plan as another option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because the Fund has a front-end sales load, it is not advisable to participate in this withdrawal plan if you are regularly purchasing shares. For information about starting a systematic cash withdrawal plan, call the Transfer Agent at (800) 452-4892.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and distributions are taxable to the shareholder whether received in cash or reinvested in shares. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

   Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Fund. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

   If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

   Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

   Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his or her shares of the Fund.

   Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

   A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

   A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.The Fund will be required to withhold 30% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund or if the shareholder is otherwise subject to backup withholding.

   Shareholders will be advised annually as to the federal tax status of income dividends and capital gains and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             FINANCIAL HIGHLIGHTS

   Financial highlights will be included in the Prospectus after the Fund has a performance history. This information will reflect financial results for a single Fund share and include total return information.

          The following notice does not constitute part of and is not incorporated into the prospectus of the Fund.

                         DAVID LERNER ASSOCIATES, INC.
                           Privacy Policy Statement

   David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

   From time to time, we may collect a variety of personal information about you, including:

  . Information we receive from you on applications or other forms or via telephone calls with you;

  . Information about your transactions with us (such as your purchases, sales, or account balances); or

  .   Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information to any non-affiliated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

   This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

      SSH Securities, Inc.
      Spirit of America Investment Fund, Inc.

Investment Adviser

Spirit of America Management, Inc.
477 Jericho Turnpike
Syosset, NY 11791
(516) 390-5575

Distributor

SSH Securities, Inc.
477 Jericho Turnpike
Syosset, NY 11791
(516) 390-5565

Shareholder Services

PFPC Inc.
211 South Gulph Rd., P.O. Box 61617
King of Prussia, PA 19406
(800) 452-4892

Custodian

PFPC Trust Company
8800 Tinicum Boulevard, 3/rd/ Floor
Philadelphia, PA 19153

Auditors


Tait Weller & Baker


8 Penn Center Plaza, Suite 800


Philadelphia, PA 19103

   Additional information about the Fund is contained in the Statement of Additional Information (the "SAI"). The SAI is incorporated by reference into this Prospectus.

   To obtain an SAI for the Fund without charge, or request other information or make shareholder inquiries call collect 516-390-5555.

   The Fund's SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-942-8090. The Fund's SAI is also available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      Investment Company File No. 811-8231

                          SPIRIT OF AMERICA VALUE FUND

                                   A Series of
                     Spirit of America Investment Fund, Inc.

                              477 Jericho Turnpike
                             Syosset, New York 11791


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2002



This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Spirit of America Value Fund (the "Fund") dated August 1, 2002. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund's Distributor, SSH Securities, Inc. (the "Distributor"), 477 Jericho Turnpike, Syosset, New York 11791, or calling collect 516-390-5565.



The Fund is a series of Spirit of America Investment Fund, Inc. (the "Company"). Copies of the Fund's annual and semi-annual reports to shareholder will be available after the Fund's completion of its first fiscal year end and first six months of operation respectively, upon request, by calling collect 516-390-5565.


                                TABLE OF CONTENTS


                                                                           Page
Fund History ...........................................................      2
Investment Strategies, Policies and Risks ..............................      2
Management of the Fund .................................................      7
Control Persons and Principal Holders of Securities ....................     10

Investment Advisory and Other Services ...................................   10
Shareholder Services .....................................................   13
Retirement Plans .........................................................   14
Net Asset Value ..........................................................   15
Dividends, Distributions and Taxes .......................................   16
Brokerage and Portfolio Transactions .....................................   18
Performance Information ..................................................   19
Capital Stock ............................................................   20

                                  FUND HISTORY


The Company, a Maryland corporation organized on May 15, 1997, is a diversified, open-end management investment company. The Company is comprised of the Fund and the Spirit of America Real Estate Fund (the "Spirit Fund"). The Fund offers one class of shares. The Fund was effective with the Securities and Exchange Commission on August 1, 2002 and is a diversified, open-end management investment company.


                             INVESTMENT STRATEGIES,
                           POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the section in the Prospectus entitled "Investment Objectives, Principal Investment Strategies, and Related Risks."


The investment practices described below are not fundamental and may be changed by the Board of Directors without the approval of the Fund's shareholders. The Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. Shareholders will, however, be given 60 days written notification of any change to this investment policy.


Convertible Securities

Although the Fund has no current intention of purchasing convertible securities, the Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Fund does not have the current intention of doing so in the foreseeable future. The Fund will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 15% of the then current value of the Fund's total assets. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements

Although the Fund has no current intention of entering into standby commitments, the Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Short Sales

The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which Spirit of America Management, Inc. (the "Adviser") believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets.

To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Repurchase Agreements


The Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.


Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable U.S. Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

Rights and Warrants

The Fund has no current intention to invest in rights and warrants, although the Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover

It is the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all securities in the Fund's portfolio were replaced once within a period of one year.


Temporary Investments. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest in publicly traded debt instruments such as government and corporate bonds or mortgage backed securities. The Fund will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

Fundamental Policies

In addition to the Fund's investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Fund may not:

         (a) with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         (b) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry except that this restriction does not apply to U.S. Government securities;

         (c) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

         (d) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the Investment Company Act of 1940, as amended;

         (e) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (f) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

         (g)      issue any senior security;

         (h) (i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs;
                  (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.



Non-Fundamental Policy

The following restriction is imposed by the management of the Fund and may be changed by the Board of Directors without shareholder approval at any time:




         (a) The Fund may not borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of the Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, the Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.


                             MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors has responsibility for the overall management and operations of the Fund. The Board establishes the Fund's policies and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund.

Set forth below are the Directors and executive officers of the Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

                                      Term of                                              Number of
                                      Office/2/                                            Portfolios
                                      and                                                  in Fund
                                      Length                                               Complex      Other
Name, Address and (Age)               of Time    Principal Occupation(s) During Past Five  Overseen     Directorships
Position(s) with the Fund/1/          Served     Years                                     by Director  Held by Director
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------
David Lerner(66)                      Since      President and founder, David Lerner       2            Director of
                                      1998       Associates, Inc., a registered                         Spirit of
Chairman of the Board of Directors               broker-dealer; President, Spirit of                    America
                                                 America Management Corp., the Fund's                   Management
                                                 investment adviser; and Chief Executive                Corp., the
                                                 Officer and President of SSH                           Fund's
                                                 Securities, Inc., the Fund's                           investment
                                                 distributor.                                           adviser,;
                                                                                                        Director of SSH
                                                                                                        Securities,
                                                                                                        Inc., the Fund's
                                                                                                        distributor;
                                                                                                        Director of
                                                                                                        David Lerner
                                                                                                        Associates,
                                                                                                        Inc., a
                                                                                                        registered
                                                                                                        broker- dealer.

Daniel Lerner (41)                    Since      Senior Vice President, Investment         2            None
                                      1998       Counselor with David Lerner Associates,
                                                 Inc., a registered broker-dealer, since
Director                                         September 2000.  Previously: Broker
                                                 with Prudential Securities from
                                                 February 2000 to July 2000; Broker with
                                                 Bear Stearns from January 1999 to May
                                                 1999; Vice President of SSH Securities,
                                                 Inc., the Fund's distributor and Senior
                                                 Vice President, Investment Counselor
                                                 and Assistant Director of Training for
                                                 David Lerner Associates, Inc., from
                                                 1984 to 1997.

*David Lerner is an "interested" Director, as defined in the 1940 Act, by reason of his position with the Adviser and Daniel Lerner is an "interested" Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

INDEPENDENT DIRECTORS
---------------------
Allen Kaufman (65)                    Since      President and Chief Executive Officer     2            Director of
                                      1998       of K.G.K. Agency, Inc., a property and                 K.G.K. Agency,
Director                                         casualty insurance agency, since 1963.                 Inc., a property
                                                                                                        and casualty
                                                                                                        insurance agency.

Thomas P. Reynolds (62)               Since      President of Thomas P. Reynolds           2            Director of
                                      1999       Securities, Ltd., a broker-dealer,                     Thomas P.
Director                                         since 1979.                                            Reynolds
                                                                                                        Securities,
                                                                                                        Ltd., a
                                                                                                        broker-dealer.

Stanley S. Thune (66)                 Since      President and Chief Executive Officer,    2            Director of
                                      1998       Freight Management Systems, Inc., from                 Freight
                                                 January 1994 to present; President SST                 Management
Director                                         Enterprises, Private Investment Firm,                  Systems, Inc.
                                                 since 1993.

Executive Officers
------------------
David Lerner
(see biography above)

President and Treasurer

Constance Ferreira (52)               Since      Chief Operating Officer, David Lerner         NA              NA
477 Jericho Turnpike                  1998       Associates, Inc., a registered
Syosset, New York 11791                          broker-dealer; Chief Operating Officer
                                                 of Spirit of America Management Corp.,
Vice President and Secretary                     the Fund's investment adviser; and
                                                 Chief Operating Officer and Chief
                                                 Financial Officer of SSH Securities,
                                                 Inc., the Fund's distributor.

1 If necessary, each Director may be contacted by writing to the Company, c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset New York 11791.

2   Each Director serves for an indefinite term, until his successor is elected.

Committees

The Board has an Audit Committee, comprised of Messrs. Kaufman, Reynolds and Thune. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in all the Funds advised by the Adviser as of December 31, 2001.

                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                 Director within the Family of
Name of Director           Dollar Range of Equity Securities in the Fund         Investment Companies
-----------------------------------------------------------------------------------------------------------------
David Lerner               None                                                  Over $100,000
Daniel Lerner              None                                                  $10,001-$50,000
Allen Kaufman              None                                                  None
Thomas Reynolds            None                                                  None
Stanley Thune              None                                                  None

With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

Compensation

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended October 31, 2001. It is anticipated that the Directors' compensation will be substantially similar for the fiscal year ending October 31, 2002. The Fund does not compensate the officers for the services they provide.



                                                   Pension or Retirement                         Total Compensation
                                  Aggregate         Benefits Accrued as     Estimated Annual      from Company and
                              Compensation from       Part of Company         Benefits Upon      Fund Complex Paid
     Name of Director                Fund                 Expenses             Retirement          to Directors*
-------------------------------------------------------------------------------------------------------------------
David Lerner                        $    0                   $0                    $0                  $    0
Daniel Lerner                       $    0                   $0                    $0                  $    0
Allen Kaufman                       $2,750                   $0                    $0                  $2,750
Thomas Reynolds                     $2,500                   $0                    $0                  $2,500
Stanley Thune                       $2,750                   $0                    $0                  $2,750


* The total amount compensated to the Director for his service on the Fund's Board and the Board of any other investment company in the fund complex.



Code of Ethics

The Fund, Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 under the Investment Company 1940 Act, as amended. The Code of Ethics restricts the investing activities of Fund officers and Directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 31, 2002, the officers and Directors, as a group, owned beneficially less than 1% of the outstanding voting shares of the Fund.

As of July 31, 2002, no shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Mr. Lerner also is a director, chief executive officer, and president of the Distributor. Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and Distributor.

The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The annual advisory fee payable by the Fund is 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive all or a portion of its fee and to reimburse certain expenses so that the total operating expenses of the Fund , until February 24, 2003, would not exceed 1.97%. In subsequent years, overall expenses for the Fund may not fall below 1.97% until the Adviser has been fully reimbursed for fees forgone or expenses paid.
In considering the approval of the Investment Advisory Agreement with the Adviser, the Board considered whether the degree of risk undertaken by the Adviser is consistent with shareholders' expectations and the Board's comfort level. The Board also considered the fairness of the Agreement. In particular, the Board reviewed the fee structure and the anticipated profitability of the Adviser relative to the services provided as well as the standard of care the Adviser observes in providing those services.

Principal Distributor

SSH Securities, Inc. is located at 477 Jericho Turnpike, Syosset, New York 11791. Mr. David Lerner, director, chief executive officer and president of the Distributor, is also the sole shareholder and director of the Fund's Adviser and an affiliated person of the Fund and the Distributor. Mr. Daniel Lerner, an affiliate of the Fund is also Vice President of the Distributor.

Distribution Plan

The Fund has adopted a Rule 12b-1 Plan with respect to its shares (the "Plan").

The Plan provides that the Distributor may use the 12b-1 fee paid by the Fund to finance the distribution of Fund shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others.

The Plan provides that the Distributor will use the distribution fees received from the Fund in their entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. Distribution fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Plan also provides that the Distributor may use its own resources to finance the distribution of the Fund's shares.

The Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Fund is not obligated under the Plan to pay any distribution services fee in excess of an annual rate of 0.30% of the Fund's average net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plan per annum will be borne by the Distributor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement.

Distribution expenses accrued by the Distributor in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. The Fund intends to operate the Plan in accordance with its terms and in accordance with the rules of the NASD concerning sales charges.

The fees paid to the Distributor under the Plan are subject to annual review and approval by the Fund's independent Directors who have the authority to reduce the fees or terminate the Plan at any time. All payments to the Plan shall be made for the purpose of selling shares issued by the Fund or servicing shareholder accounts.


Under the Plan, the Distributor reports the amounts expended under the Plan and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plan provides that the selection and nomination of Directors who are not interested persons of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. Such non-interested directors must comprise a majority of the Board of Directors of the Company and those non-interested directors shall select and nominate any other non-interested directors of the Company. Additionally, any person who acts as legal counsel for the non-interested directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the Act.



The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission"). The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.


Mr. David Lerner is a director, the chief executive officer and president of the Distributor. Mr. Lerner is also a director, the chief executive officer and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Distributor and he is an interested person of the Fund. Mr, Daniel Lerner, Vice President of the Distributor in as interested person of the Fund.

Administrative Services Agent and Fund Accountant

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., which is located at 3200 Horizon Drive, King of Prussia, PA 19406, provides the back office services for the Fund. The services include the day-to-day administration of matters necessary to the Fund's operations, maintenance of records and books, preparation of reports and compliance monitoring.

PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Fund's net asset value in accordance with the provisions of the Fund's current Prospectus and prepares for Fund approval and use various government reports, tax returns, and proxy materials.

Transfer Agent

PFPC serves as the Fund's transfer agent and maintains the records of each shareholder's account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

Custodian and Custody Administrator

PFPC Trust Company, 8800 Tinicum Boulevard, 3/rd/ Floor, Philadelphia, PA 19153, is custodian of the Fund's assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (i) maintains a separate account or accounts in the name of the Fund (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and make disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Directors concerning the Fund's operations.

Independent Auditors

Tait, Weller & Baker, (Tait Weller) 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, serves as independent auditor for the Fund.




Shareholder Reports and Inquiries

The Fund issues unaudited financial information semi-annually and audited financial statements annually. Shareholder inquires should be addressed to the Fund c/o PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. Purchase and redemption transactions should be made through PFPC by calling (800) 452-4892.

                              SHAREHOLDER SERVICES

The following information supplements that set forth in the Fund's Prospectus under the heading "How to Purchase Shares."

Automatic Investment Plan

Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the distributor receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the account application found in the Prospectus. Current shareholders should contact the Distributor at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Systematic Withdrawal Plan

Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will receive payments from his or her account on a regular basis. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions.

                                RETIREMENT PLANS

The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:

                              SSH Securities, Inc.
                              477 Jericho Turnpike
                             Syosset, New York 11791

Traditional Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs. The Taxpayers Relief Act of 1997 created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2000 annually ($4,000 for joint returns) in aggregate with contributions to Traditional IRAs. Certain income phaseouts apply.

Education IRAs. The Taxpayers Relief Act of 1997 also created the new Education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the "Code") requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

Statements and Reports. Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, as well as confirmation of each purchase and redemption. By contacting his or her broker, a shareholder can arrange for copies of his or her account statements to be sent to another person.

                                 NET ASSET VALUE

The net asset value ("NAV") per share for the Fund is computed by adding the value of the Fund's investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. The public offering price is the Fund's NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

The Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Federal Income Taxes

The Fund intends to elect and qualify as a "regulated investment company" under Sub-Chapter M of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income and gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

Dividends and Distributions

The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his Fund shares. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from securities in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if a shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or reinvested in additional shares of the Fund.

After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

Sales and Redemptions

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder's U.S. federal income tax liability or refunded.

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating its brokerage orders and may direct orders to any broker including to David Lerner Associates, Inc., an affiliated person of the Fund, Adviser and the Distributor. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

Investment decisions for the Fund are expected to be made independently from those for other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such accounts. Simultaneous transactions are likely when several accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. If two or more accounts managed by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated to the respective accounts both as to amount and price, in accordance with a method deemed equitable to each account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the Adviser.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research that cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. It is anticipated that the amount of commissions paid to David Lerner Associates during each fiscal year will represent 100% of the Fund's aggregate brokerage commissions and 100% of the Fund's total portfolio transactions.

                             PERFORMANCE INFORMATION

General

From time to time, advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may be sent to investors or placed in newspapers and/or magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance including but not limited to the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average.

Average Annual Total Return

From time to time the Fund may advertise its total return for prior periods. The Fund's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase of Fund shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)/n/ = ERV

Where:

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

P =               hypothetical initial investment of $1,000

n = period covered by the computation, expressed in terms of years.

T =               average annual total return

These calculations will reflect the deduction of the maximum sales charges and annual fund operating expenses.

Average Annual Total Return After Taxes on Distributions

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:

                                P (1 + T)/n/ = ATV\\D\\

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV\\D\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year period (or fractional portion)), after taxes on Fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:

                               P (1 + T)/n/ = ATV\\DR\\

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV\\DR\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion)), after taxes on Fund distributions and redemption.

Cumulative Total Return

The Fund may also quote the cumulative total return in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.




                                  CAPITAL STOCK

The Company currently has two series: the Fund and Spirit of America Real Estate Fund. The authorized capital stock of the Spirit of America Real Estate Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Fund's Directors may increase the number of authorized shares without shareholder approval. The Fund currently offers one class of shares. All shares of the Fund, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in the Fund will be entitled to his or her share pro rata share with other holders of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares.


Under Maryland law, the Fund is not required, and does not intend to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's outstanding shares may request that a special meeting be called to consider the removal of any Directors. The Fund will assist in the communication with other shareholders.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, will be available to shareholders of the Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. There are no conversion rights.

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.

                                    Form N-1A

                           Part C -- Other Information

Part C.  Other Information

Item 23. Exhibits

         (a)   (i)    Articles of Incorporation are incorporated by reference to
                      Registrant's Initial Registration Statement on Form N-1A,
                      File number 333-27925 filed May 28, 1997.

               (ii) Articles Supplementary dated February 26, 2001 - incorporated by reference to Post-Effective Amendment No.5, filed February 28, 2002.

               (iii)  Articles Supplementary dated July 16, 2002 - filed herein.

               (iv)   Articles of Amendment dated July 16, 2002 - filed herein.


         (b) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

         (c)   All Instruments Defining the Rights of Holders.

               (i) Articles of Incorporation are incorporated by reference to Registrants Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

               (ii) Articles Supplementary dated February 26, 2001 - incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

               (iii)  Articles Supplementary dated July 16, 2002 - filed herein.

               (iv)   Articles of Amendment dated July 16, 2002 - filed herein.


               (v) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

         (d) Investment Advisory Contracts -- Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

               (i) Investment Advisory Contract - Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant filed herein.

         (e) Underwriting Agreement -- Underwriting Agreement between SSH Securities, Inc. and the Registrant, as amended - filed herein.

         (f) Bonus, Profit Sharing, Pension or Other Similar Contracts - Not Applicable

         (g) Custody Agreement between PFPC Trust Company and Registrant - incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

         (h)    Other Material Contracts

                (i) Investment Company Services Agreement -- Investment Company Services Agreement is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

                (ii) Investment Company Services Agreement -- Form of Amendment to Investment Company Services Agreement - filed herein.

         (i)    Opinion and Consent of Counsel - filed herein.

         (j)    Other Opinions, Appraisals or Rulings

                (i)    Consent of Independent Auditors - filed herein.

         (k)    All Financial Statements omitted from Item 22 - not applicable

         (l) Agreements or Understandings Made in Consideration for Providing the Initial Capital -- is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed December 31, 1997.

         (m)    Plan of Distribution pursuant to Rule 12b-1

                (i) Distribution Plan - Spirit of America Fund Class A Shares incorporated by reference to Post-Effective Amendment
                       No. 1, filed on February 5, 1998.

                (ii) Distribution Plan - Spirit of America Fund Class B Shares incorporated by reference to Post-Effective Amendment
                       No. 1, filed on February 5, 1998.

                (iii) Distribution Plan - Spirit of America Value Fund filed herein.

         (n) 18f-3 Plan with respect to Multiple Class Shares - incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

         (p) Code of Ethics of Spirit of America Investment Fund. Inc., Spirit of America Management Co. and SSH Securities - incorporated by reference to Post-Effective Amendment No. 4, filed on February 28, 2001.

Item 24. Persons Controlled by or Under Common Control with Registrant - None.

Item 25. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHT of Registrant's Articles of Incorporation, incorporated by reference in connection with Exhibit 1 hereto, Article VII and Article VIII of Registrant's By-Laws, incorporated by reference in connection with
         Exhibit 2 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, incorporated by reference in connection with Exhibit 5 hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of Investment Adviser.

         Since the date of its incorporation on April 24, 1997, Spirit of America Management Corp. has not been engaged in any other business other than acting as adviser to Registrant. During the past twenty-four years, David Lerner, a director and officer of the Adviser, has served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, Syosset, New York 11791.

         For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriter.

         (a) SSH Securities, Inc., the Registrant's distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

         (b) The table below sets forth certain information with respect to each director, officer and control person of SSH Securities, Inc.

         Name and Principal               Position and Offices                Position and Offices
          Business Address                  With Underwriter                     With Registrant
          ----------------                  ----------------                     ---------------
David Lerner                        Director, Chief Executive Officer      Chairman of the Board, Director,
477 Jericho Turnpike                and President                          President and Treasurer
Syosset, NY 11791

Constance Ferreira                  Vice President, Chief Operating        Vice President and Secretary
477 Jericho Turnpike                Officer and Chief Financial Officer
Syosset, NY 11791

Daniel E. Chafetz                   Chief Compliance Officer               Compliance Officer
477 Jericho Turnpike
Syosset, NY 11791

         (c)    Not Applicable.

Item 28. Location of Accounts and Records.

         All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund's Investment Adviser, Spirit of America Management, Inc., 477 Jericho Turnpike, Syosset, New York 11791, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10172 and the Fund's Administrator, Transfer Agent and Fund Accounting Services Agent, PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 29. Management Services.

         None.

Item 30. Undertakings.

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, and State of New York on the 23/rd/ day of July, 2002.

                                         Spirit of America Investment Fund, Inc.
                                                  Registrant


                                         By:  /s/ David Lerner
                                              ----------------------------------
                                                  David Lerner, President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Capacity                          Date
---------                             --------                          ----
/s/ David Lerner                      Chairman of the Board             July 23, 2002
--------------------------            President & Director
David Lerner

/s/ Thomas P. Reynolds*               Director                          July 23, 2002
--------------------------
Thomas P. Reynolds

/s/ Allen Kaufman*                    Director                          July 23, 2002
--------------------------
Allen Kaufman

/s/ Daniel Lerner*                    Director                          July 23, 2002
--------------------------
Daniel Lerner

/s/ Constance Ferreira                Principal Financial and           July 23, 2002
--------------------------            Accounting Officer
Constance Ferreira

/s/ Stanley Thune*                    Director                          July 23, 2002
--------------------------
Stanley Thune

By: /s/ Thomas N. Calabria
--------------------------
*Attorney-in-Fact

The Spirit of America Investment Fund, Inc.

                         Index to Exhibits to Form N-1A

Exhibit No.

(a)(iii)            Articles Supplementary

(a)(iv)             Articles of Amendment

(d)(i)              Amendment to Investment Advisory Agreement

(e)(i)              Underwriting Agreement, as amended

(h)(ii)             Form of Amendment to Investment Company Services Agreement

(i)                 Opinion and Consent of Counsel

(j)(i)              Consent of Independent Auditors

(m)(iii)            Distribution Plan